SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     April 30, 2003
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                                Ethyl Corporation
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               (Exact name of Registrant as specified in charter)


              Virginia                      1-5112               54-0118820
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  (State or other jurisdiction of      (Commission file         (IRS employer
           incorporation)                   number)          identification no.)


330 South Fourth Street, Richmond, Virginia               23218-2189
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(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code     (804) 788-5000
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Required FD Disclosure.

         On April 30, 2003, Ethyl Corporation (the "Company") issued a press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, reporting that it had (1) completed its offering of $150 million of 8-7/8% senior notes due 2010 and (2) executed a $115 million bank term loan due 2009 and a $50 million revolving credit facility.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1     Press Release issued by the Company on April 30, 2003.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 30, 2003

                                    ETHYL CORPORATION


                                    By: /s/ David A. Fiorenza
                                        -------------------------------
                                        David A. Fiorenza
                                        Vice President and Treasurer







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                                  Exhibit Index

Exhibit No.        Description

   99.1            Press Release issued by the Company on April 30, 2003.











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